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                                                                    Exhibit 10.2

                     AMENDMENT NO. 5 TO TERMS OF EMPLOYMENT
                                       OF
                                 URS W. STAMPFLI
                                      WITH
                              CONCORD CAMERA CORP.


         This AMENDMENT NO. 5 TO TERMS OF EMPLOYMENT, effective as of January 1, 2007 (this "Instrument"), by and between CONCORD CAMERA CORP. (the "Company") and Urs W. Stampfli ("Employee").

                                    RECITALS

         A. The Employee is currently employed by the Company pursuant to the Terms of Employment, dated as of January 1, 2000, as thereafter amended (as amended, the "Agreement"), between the Company and the Employee.

         B. The parties desire to modify the Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. DEFINITIONS. Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

         2. TERM. The expiration of the Term of the Agreement, as specified in
Section 3 thereof, is hereby extended for a period of twelve (12) months from "January 1, 2007" to "January 1, 2008."

         3. SALARY. The salary, as specified in Section 5 of the Agreement, is increased to $275,000 per annum effective January 1, 2007.

         4. EFFECT ON AGREEMENT. Except as hereby amended, all of the terms and conditions set forth in the Agreement are and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties executed this Instrument as of the date first set forth above.

EMPLOYEE:                                    CONCORD CAMERA CORP.


   /s/  Urs Stampfli                         By:    /s/  Ira B. Lampert
--------------------------------------           -------------------------------
Name:  Urs W. Stampfli                           Name:   Ira B. Lampert
                                                 Title:  Chief Executive Officer

Dated:  January 5, 2007                      Dated:  January 5, 2007